SCUDDER
INVESTMENRS(SM)
[LOGO]

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Scudder Income Fund
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BOND
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Scudder Income Fund
Fund #063

Annual Report
January 31, 2000

For investors seeking a high level of income consistent with the prudent investment of capital.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      24   Notes to Financial Statements

                      28   Report of Independent Accountants

                      29   Tax Information

                      30   Officers and Trustees

                      31   Investment Products and Services

                      33   Scudder Solutions

Scudder Income Fund

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ticker symbol  SCSBX                                       fund number       063
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Date of        o    In a period when bond prices were rattled by stronger global
Inception:          growth and three interest rate increases in the United
4/24/28             States, the fund's diversified approach provided a cushion against excessive volatility.

Total Net      o    Management maintained a heavy weighting in corporates, with
Assets as           a particular emphasis on bonds issued by companies with
of 1/31/00:         strong, stable cash flows.
$688 million
               o    The fund finished in the top 25% of domestic taxable bond
                    funds for the year ended January 31, according to Lipper
                    Analytical Services.^1


^1 Source: Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended January 31, 2000 Scudder Income Fund's Lipper ranking was 41 out of 167 funds for the one-year period, 88 out of 135 funds for the three-year period, 48 out of 100 for the five-year period, and 17 out of 42 for the ten-year period.

Letter from the Fund's President
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Dear Shareholders,

The U.S. economy continued to exceed investors' growth expectations over the past twelve months, capping the longest economic expansion in the nation's history. While this remarkable environment was accompanied by equally impressive performance from the domestic equity markets, it has not been favorable for bonds. Strong economic growth and tight labor markets have sparked fears of accelerating inflation. In an effort to fend off potentially excessive growth that could harm the U.S. economy in the long run, the Federal Reserve publicly cautioned investors and increased key short-term interest rates three times in the second half of 1999. By January, the continued strength of the domestic economy had raised fears that the Fed would be forced to raise rates several more times in 2000.

We never like to see price declines, but as professional investment managers we know that the bond market's ups and downs are an inevitable fact of investing. With the cyclicality of the fixed income markets as a given, we believe that the job of your fund's management team is to seek high current income and the best total returns (price changes plus dividend income) in all market environments. This means exceeding the performance of our peers in rising markets and declining less in falling markets. We believe that the fact that the fund has outperformed its peer group average not only over the most recent reporting period, but over the long-term as well, is indicative of the fund's success in achieving this goal. For more information on the fund's strategy and management's outlook for the bond market, please turn to the Portfolio Management Discussion that begins on page 8.

For current information on the fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including the fund's most recent performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued investment in Scudder Income Fund.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder Income Fund

Performance Update
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                                                                January 31, 2000

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

       Scudder Income Fund      LB Aggregate Bond Index*

            90    10000                  10000
            91    11140                  11161
            92    12658                  12615
            93    14033                  13999
            94    15840                  15278
            95    15053                  14925
            96    17690                  17453
            97    18215                  18021
            98    19938                  19956
            99    21143                  21565
            00    20591                  21163

              Yearly periods ended January 31

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Fund Index Comparison
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                                                             Total Return
                               Growth of                                 Average
Period ended 1/31/2000          $10,000             Cumulative            Annual
--------------------------------------------------------------------------------
Scudder Income Fund
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1 year                         $   9,739              -2.61%            -2.61%
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5 year                         $  13,678              36.78%             6.46%
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10 year                        $  20,591             105.91%             7.49%
--------------------------------------------------------------------------------
LB Aggregate Bond Index*
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1 year                         $   9,814              -1.86%            -1.86%
--------------------------------------------------------------------------------
5 year                         $  14,180              41.80%             7.23%
--------------------------------------------------------------------------------
10 year                        $  21,163             111.63%             7.78%

* The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

           Yearly periods ended January 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

          Scudder Income Fund            LB Aggregate Bond Index*

              1991    11.40                        11.61
              1992    13.62                        13.02
              1993    10.87                        10.98
              1994    12.87                         9.14
              1995    -4.96                        -2.32
              1996    17.52                        16.94
              1997     2.97                         3.25
              1998     9.46                        10.73
              1999**   6.04                         8.06
              2000**  -2.61                        -1.86


                  1991   1992   1993   1994   1995   1996   1997   1998  1999** 2000**
---------------------------------------------------------------------------------------
Fund Total
Return (%)       11.40  13.62  10.87  12.87  -4.96  17.52   2.97   9.46   6.04  -2.61
---------------------------------------------------------------------------------------
Index Total
Return (%)       11.62  13.02  10.97   9.14  -2.32  16.94   3.26  10.73   8.06  -1.86
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Net Asset
Value ($)        12.98  13.64  13.73  14.00  12.51  13.70  13.18  13.59  13.36  12.21
---------------------------------------------------------------------------------------
Income
Dividends ($)    1.03    0.92   0.93   0.87   0.76   0.86   0.81   0.79   0.79   0.81
---------------------------------------------------------------------------------------
Capital Gains
Distributions($) 0.06    0.14   0.40   0.57   0.02   0.09   0.09   0.01   0.24     --
---------------------------------------------------------------------------------------


* The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

** If the Adviser had not maintained the Fund's expenses, total returns would have been lower.

Portfolio Summary
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                                                                January 31, 2000

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Diversification
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Corporate Bonds             61%
U.S. Treasury Obligations   19%
U.S. Government Agency
Pass-Thrus                  14%
Asset Backed Securities      4%
Other                        2%
--------------------------------
                           100%
--------------------------------

The fund remains heavily weighted in corporate bonds, which management believe to be attractively valued in relation to other sectors of the market.


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Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

U.S. Government and
Agencies                    31%
AAA*                         8%
AA                           2%
A                           24%
BBB                         16%
BB                          13%
B                            5%
NR                           1%
--------------------------------
                           100%
--------------------------------

*    Category includes cash equivalents

The fund's average credit quality stood at A1 at the end of the period.


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Effective Maturity
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Less than 1 year             1%
1 or less than 5 years      28%
5 or less than 8 years      28%
8 or less than 10 years     26%
Greater than 10 years       17%
--------------------------------
                           100%
--------------------------------

     Weighted average effective maturity: 8.25 years

Management decreased the fund's weighting in bonds with maturities of eight years or more.


For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                January 31, 2000

In the following interview, portfolio manager Robert S. Cessine discusses Scudder Income Fund's strategy and the market environment in the twelve-month period ended January 31, 2000.

Q: The bond market experienced extremely poor performance over the past year. How did this play out in the various subsectors you follow, and what were some of the causes?

A: The fact that growth in both the United States and the overseas economies has come in well above expectations has put pressure on bond prices since early last year. Yields on long-term Treasuries began 1999 at slightly above 5%, reflecting the widely held expectation that growth would remain tame and that deflation, not inflation, would be the market's primary concern. As the year progressed, however, it became apparent that the global economy would in fact be much stronger than expected. Asia staged a sharp recovery, thereby removing one of the key factors that was supporting bond prices in 1998. Commodity prices have also staged a rebound, led by the surge in oil prices to nine-year highs in January 2000. On the domestic front, continued gains in the stock market helped fuel a 9% rise in holiday sales, and gross domestic product posted a strong 5.8% gain in the fourth quarter. Most important, the extreme tightness in the labor markets sparked concerns that a sharp increase in wage growth was inevitable. While actual evidence of inflation on the consumer level remains spotty, the consensus opinion among market participants is that the Fed will be forced to raise interest rates on multiple occasions in 2000. These factors have combined to create an extremely negative environment for bonds. The yield on the benchmark 30-year Treasury issue, which stood at 5.09% on January 29, 1999, rose to a peak of 6.75% by January 18, 2000. Five- and ten-year notes were hit especially hard in the latter half of the period.

Other sectors of the bond market held up relatively well in relation to Treasuries over the full year. Mortgage- and asset-backed securities both outperformed, as did government agency notes (such as those issued by Fannie Mae). Corporate issues performed poorly over the period, but outperformed Treasuries in the fourth quarter of 1999 as fears of a supply-demand imbalance associated with Y2K dissipated. The stronger performance of these sectors had a positive effect on fund performance. Our emphasis on diversifying the portfolio among a variety of corporates, asset-backeds, and agency notes helped mitigate the effects of a difficult interest rate environment.

Q: How has the fund performed in this environment?

A: For the twelve-month period ended January 31, 2000, the fund provided a return of -2.61%, which trailed the -1.86% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index. However, the fund's return placed it in the top 25% of all domestic taxable bond funds, as calculated by Lipper Analytical Services. The fund has also outperformed its peer group over the five- and ten-year periods ended on the same date.

Q: The fund is heavily weighted in corporate bonds. How did you position the portfolio within that sector?

A: In the last report, which covered the six months ended July 31, we stated that we were raising our weighting in corporates. At that juncture, market participants were concerned that the approach of Y2K would bring about a glut of supply in the third quarter -- as corporations rushed to complete their financing needs ahead of year-end -- as well as a reduction in demand as investors shunned riskier assets in anticipation of possible disruptions associated with Y2K. Believing that these fears were overblown, we added to the portfolio's position in corporates in order to take advantage of their more attractive yields, and the fund was therefore positioned to benefit when the sector outperformed Treasuries over the latter part of the period. Even though yield spreads (the difference between the yield on corporates and the Treasury bond of equivalent maturity) have contracted, we believe that the sector remains attractive relative to historical levels. We currently hold 61% of assets in corporate bonds, including 17% of assets in high yield issues. The fund is currently approaching the maximum allocation it can hold in high yield bonds (20%), so this represents a relatively aggressive positioning. We feel that the combination of attractive valuations, continued strength in the domestic economy, and powerful corporate earnings growth should work to the benefit of high yield issues in the coming month.

Within the corporate sector, we continue to focus on bonds issued by companies with strong, reliable cash flows. The financial press generally focuses on the way a company's earnings report affects its stock price, but the strength and quality of earnings is also an important driver of corporate bond prices. As a result, we utilize intensive credit research in order to avoid companies whose bonds can "blow up" due to disappointing earnings. The fund has also been well-positioned to benefit from the rally in the media and telecom sectors. In addition, our position in the energy sector was boosted by the sharp rise in oil prices. Looking ahead, we are confident that the fund's diversified mix of high-quality bonds in a variety of industries -- including utilities, financials, retailers, and auto manufacturers -- will help the fund produce steady performance over time.

Q: What was your strategy with respect to duration and credit quality?

A: When we last spoke six months ago, we mentioned that we were reducing the fund's duration to a neutral level with respect to its benchmark. We accomplished this by moving out of bonds with the longest maturities (20-30 years) and investing in intermediate-term bonds, which we believed were more attractive given the flattening of the yield curve. Although intermediate-term bonds suffered a sell-off in the latter part of January, this decision had a positive effect on performance in the negative interest rate environment of the last six months.

As of January 31, the average credit quality of the fund's holdings stood at A1, which was down slightly from the end of July. We achieved this rating by employing a "barbell" approach, whereby we balanced the fund's increased weighting in high-yield issues (which carry ratings of BB or below) with an increased weighting in bonds A rated. The impetus for this strategy has been our belief that high-quality investment grade bonds and high-yield issues offer better value than bonds that lie in between the two (such as those rated BBB).

Q: What is your outlook for the year ahead?

A: We believe that the bond market will remain unsettled well into 2000. Economic reports should continue to have a significant impact on short-term market movements as investors search for signs of incipient inflation. Until there is a clearer indication that the Fed will be able to move away from its current bias toward higher rates, we expect bond market performance to remain volatile. As a result, we intend to maintain a neutral duration strategy until the interest rate outlook stabilizes. In doing so, we intend to position the portfolio to ride out the effects of further bond market volatility, while at the same time providing the portfolio with the flexibility to increase the fund's interest rate exposure once it becomes apparent that the Fed is finished raising rates. Until that time, the fund's positioning should help mitigate the effects of bond market volatility. We have increased the level of liquidity and diversification in the portfolio, and are confident that the fund's mix of corporate bonds, government issues, and mortgage-backed securities will provide strong risk-adjusted returns going forward.

Scudder Income Fund:
A Team Approach to Investing

Scudder Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Robert S. Cessine joined the Adviser in January 1993, and is responsible for the fund's investment strategy, including duration management, asset allocation, security selection, and trading.

Glossary of Investment Terms
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        Asset-backed  Bonds or notes backed by loan paper or accounts receivable
          Securities  originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank Letter of Credit or by insurance coverage provided by an institution other than the issuer.

           Deflation  A decline in the prices of goods and services. The opposite of inflation, deflation usually has a negative effect on output and employment.

            Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for one-percentage point drop in interest rates, and fall by 5% for a one-percentage point rise in interest rates.

           Weighting Refers to the allocation of assets -- usually in terms of (over/under) sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

         Yield Curve  A graph showing the term structure of interest rates by plotting the yields of all bonds of the same quality with maturities ranging from the shortest to the longest available. The resulting curve shows the relationship between short-, intermediate-, and long-term interest rates.

        Yield Spread  The difference in yield between two types of bonds.
                      A mortgage-backed security's yield is often measured against the yield of a Treasury bond of similar maturity as a market yardstick. If yield spreads are "narrow," for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


Investment Portfolio                                      as of January 31, 2000
----------------------------------------------------------------------------------------------

                                                                      Principal
                                                                      Amount ($)     Value ($)
----------------------------------------------------------------------------------------------
Repurchase Agreements 0.1%
----------------------------------------------------------------------------------------------
State Street Bank and Trust Company, 5.68%,
 to be repurchased at $1,067,168 on 2/1/2000
 (Cost $1,067,000)* .............................................     1,067,000     1,067,000
----------------------------------------------------------------------------------------------
U.S. Treasury Obligations 18.5%
----------------------------------------------------------------------------------------------
U.S. Treasury Bond, 10.75%, 8/15/2005 ...........................    27,000,000    31,881,060
U.S. Treasury Bond, 9.375%, 2/15/2006 ...........................    15,000,000    16,931,250
U.S. Treasury Bond, 7.25%, 5/15/2016 ............................    19,000,000    19,970,710
U.S. Treasury Inflationary Index Bond, 3.684%, 4/15/2028 ........    15,750,000    14,688,198
U.S. Treasury Bond, 6.125%, 8/15/2029 ...........................       450,000       428,342
U.S. Treasury Note, 6.125%, 12/31/2001 ..........................     2,600,000     2,575,222
U.S. Treasury Note, 5.625%, 12/31/2002 ..........................     5,000,000     4,859,350
U.S. Treasury Note, 5.5%, 5/31/2003 .............................    10,000,000     9,643,700
U.S. Treasury Note, 6.5%, 10/15/2006 ............................     8,725,000     8,598,226
U.S. Treasury Inflationary Index Note, 3.927%, 1/15/2009 ........    16,000,000    15,880,445
----------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $138,363,087)                               125,456,503
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Government National Mortage Association 3.8%
----------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru,
 7% with various maturities to 5/15/2029 ........................    19,587,713    18,632,812
Government National Mortgage Association Pass-thru,
 7.5% with various maturities to 11/15/2027 .....................     4,635,953     4,525,849
Government National Mortgage Association Pass-thru,
 7% with various maturities to 3/15/2029 ........................     2,897,104     2,754,965
----------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $27,516,462)                  25,913,626
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Collateralized Mortagage Obligations 10.6%
----------------------------------------------------------------------------------------------
Federal National Mortgage Association, 6.5%, 3/1/2028 ...........    36,673,142    34,071,641
Federal National Mortgage Association, 7.25%, 1/15/2010 .........     9,600,000     9,541,536
Federal National Mortgage Association, 8% with various
 maturities to 2/1/2013 .........................................    15,827,524    16,003,840


    The accompanying notes are an integral part of the financial statements.


                                       15


                                                            Principal
                                                            Amount ($)     Value ($)
-------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Series 1997-A7,
 7.25%,11/25/2027 ........................................   13,025,473   12,343,671
-------------------------------------------------------------------------------------
Total Collateralized Mortgage (Cost $76,090,079)                          71,960,688
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Foreign Bonds -- U.S. Denominated 2.3%
-------------------------------------------------------------------------------------
PacifiCorp Australia LLC, 6.15%, 1/15/2008 ...............    9,000,000    8,069,760
Petroleum Geo-Services, 6.625%, 3/30/2008 ................    8,000,000    7,295,520
-------------------------------------------------------------------------------------
Total Foreign Bonds-- U.S. Denominated (Cost $16,736,870)                 15,365,280
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Asset Backed 4.3%
-------------------------------------------------------------------------------------
Automobile Receivables 1.4%
First Security Auto Owner Trust, Series 1999-2 A3,
 6%, 10/15/2003 ..........................................    7,000,000    6,902,656
Premier Auto Trust Asset Backed Certificate,
 Series 1996-3 A4, 6.75%, 11/6/2000 ......................    2,786,084    2,786,947
                                                                          -----------
                                                                           9,689,603
Credit Card Receivables 1.4%                                              -----------
MBNA Master Credit Card Trust, 5.8%, 12/15/2005 ..........   10,000,000    9,568,700
                                                                          -----------
Manufactured Housing Receivables 1.5%
Green Tree Financial Corp., 7.36%, 10/1/2020 .............    5,000,000    3,831,250
Merrill Lynch Mortgage Investors Inc., "B", Series 1991-D,
 9.85%, 7/15/2011 ........................................    6,528,692    6,646,992
                                                                          -----------
                                                                          10,478,242
                                                                          -----------
-------------------------------------------------------------------------------------
Total Asset Backed (Cost $31,224,643)                                     29,736,545
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Corporate Bonds 58.3%
-------------------------------------------------------------------------------------
Consumer Discretionary 0.7%
Tricon Global Restaurants, 7.65%, 5/15/2008 ..............    5,250,000    4,915,313
                                                                          -----------
Consumer Staples 6.8%
Bass America Inc., 6.625%, 3/1/2003 ......................    9,500,000    9,224,690
Borden Inc., 7.875%, 2/15/2023 ...........................    5,000,000    3,839,750
Pepsi Bottling Holdings, Inc., 5.625%, 2/17/2009 .........   10,000,000    8,680,000
Phillip Morris Companies, Inc., 7.2%, 2/1/2007 ...........    8,750,000    8,189,300


    The accompanying notes are an integral part of the financial statements.


                                       16


                                                           Principal
                                                           Amount ($)     Value ($)
------------------------------------------------------------------------------------
Racers-Kellogg, 5.75%, 2/2/2001 .......................    10,000,000     9,937,500
Safeway Inc., 7.25%, 9/15/2004 ........................     6,700,000     6,588,445
                                                                        -----------
                                                                         46,459,685
Health 0.4%                                                             -----------
Tenet Healthcare Corp., 8.625%, 1/15/2007 .............     3,000,000     2,872,500
                                                                        -----------
Communications 5.4%
AT&T Corp., 6%, 3/15/2009 .............................     3,500,000     3,112,444
Metromedia Fiber Network, Inc., 10%, 12/15/2009 .......     3,300,000     3,300,000
Qwest Communications International, 7.5%, 11/1/2008 ...    10,000,000     9,641,600
Sprint Capital Corp., 6.125%, 11/15/2008 ..............     6,800,000     6,075,664
Sprint Capital Corp., 6.375%, 5/1/2009 ................    15,700,000    14,272,399
                                                                        -----------
                                                                         36,402,107
Financial 16.0%                                                         -----------
Bank United Capital Trust, Series B, 10.25%, 12/31/2026     4,250,000     3,778,674
Boeing Capital Corp., 6.75%, 12/23/2003 ...............    10,000,000     9,787,700
Capital One Bank, 6.57%, 1/27/2003 ....................     5,000,000     4,823,500
CSBI Capital Trust I, 11.75%, 6/6/2027 ................     6,200,000     6,634,000
First Union Institutional Capital II, 7.85%, 1/1/2027 .    14,000,000    12,913,600
Firststar Bank, 7.125%, 12/1/2009 .....................     3,800,000     3,612,546
FleetBoston Financial Corporation, 7.375%, 12/1/2009 ..     3,800,000     3,684,480
Ford Motor Credit Corp., 7.375%, 10/28/2009 ...........    10,000,000     9,767,000
GS Escrow Corp., 7%, 8/1/2003 .........................     7,000,000     6,412,630
General Electric Capital Corp., 7%, 2/3/2003 ..........     7,350,000     7,285,688
General Motors Acceptance Corporation, 7.75%,
 1/19/2010 ............................................     6,700,000     6,633,402
Goldman Sachs Group, Inc., 7.8%, 1/28/2010 ............     6,600,000     6,515,982
National Westminster Bank PLC, 7.375%, 10/1/2009 ......     6,600,000     6,366,954
PNC Funding Corp., 7%, 9/1/2004 .......................     4,300,000     4,188,200
Prudential Insurance Co., 6.375%, 7/23/2006 ...........    10,000,000     9,250,300
Salomon Inc., 7.3%, 5/15/2002 .........................     6,950,000     6,917,057
                                                                        -----------
                                                                        108,571,713
Media 11.6%                                                             -----------
AMFM Inc., 8%, 11/1/2008 ..............................     6,000,000     5,985,000
British Sky Broadcasting Group PLC, 6.875%, 2/23/2009 .     7,800,000     6,887,868
Cablevision Systems Corp., 7.875%, 2/15/2018 ..........    10,000,000     9,592,500
Charter Communication Holdings LLC, 8.25%, 4/1/2007 ...     7,000,000     6,440,000
Liberty Media Group, 8.25%, 2/1/2030 ..................     4,275,000     4,250,034
News America Holdings, Inc., 9.25%, 2/1/2013 ..........    10,000,000    10,836,400
Outdoor Systems, Inc., 8.875%, 6/15/2007 ..............    10,000,000    10,212,500


    The accompanying notes are an integral part of the financial statements.

                                                         Principal
                                                         Amount ($)    Value ($)
--------------------------------------------------------------------------------
TCI-Communications, Inc., 8%, 8/1/2005 ..............   11,250,000   11,480,288
Time Warner Enterprises, 10.15%, 5/1/2012 ...........    7,000,000    8,116,430
Time Warner, Inc., 9.125%, 1/15/2013 ................    4,500,000    4,894,920
                                                                     -----------
                                                                     78,695,940
Service Industries 0.5%                                              -----------
Allied Waste North America, 7.375%, 1/1/2004 ........    3,500,000    3,150,000
                                                                     -----------
Durables 2.1%
Daimler-Benz NA Holdings, 7.375%, 9/15/2006 .........    6,400,000    6,280,640
Lear Corp., 7.96%, 5/15/2005 ........................    8,000,000    7,609,600
                                                                     13,890,240
                                                                     -----------
Manufacturing 0.7%
Graham Packaging Co., 8.75%, 1/15/2008 ..............    5,150,000    4,770,188
                                                                     -----------
Technology 0.7%
Xerox Corp., 5.5%, 11/15/2003 .......................    5,000,000    4,638,000
                                                                     -----------
Energy 4.5%
Barrett Resources Corp., 7.55%, 2/1/2007 ............    6,700,000    6,227,649
Conoco Inc., 6.35%, 4/15/2009 .......................    5,500,000    5,018,805
Lomak Petroleum, Inc., 8.75%, 1/15/2007 .............    5,000,000    4,500,000
Pioneer Natural Resources Co., 6.5%, 1/15/2008 ......    6,900,000    5,783,442
Texas Eastern Transmission Corp., 10%, 8/15/2001 ....    5,500,000    5,689,420
Williams Gas Pipeline Center, 7.375%, 11/15/2006 ....    3,275,000    3,190,374
                                                                     -----------
                                                                     30,409,690
                                                                     -----------
Construction 0.5%
Nortek Inc., 9.125%, 9/1/2007 .......................    3,250,000    3,071,250

Transportation 3.2%
Allied Holdings Inc., 8.625%, 10/1/2007 .............    4,000,000    3,540,000
Continental Airlines Inc., Class B, Series 1999,
 6.795%, 2/2/20206 ..................................    8,000,000    7,261,600
Delta Air Lines, Inc., 7.9%, 12/15/2009 .............    1,950,000    1,874,691
Delta Air Lines, Inc., 8.3%, 12/15/2029 .............    4,500,000    4,315,500
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ....    5,000,000    4,825,000
                                                                     -----------
                                                                     21,816,791
                                                                     -----------
Utilities 5.2%
Cleveland Electric Illumination Co., Series B, 7.67%,
 7/1/2004 ...........................................    6,600,000    6,436,782
Detroit Edison Co., 7.5%, 2/1/2005 ..................    6,600,000    6,573,006


    The accompanying notes are an integral part of the financial statements.


                                                              Principal
                                                              Amount ($)     Value ($)
--------------------------------------------------------------------------------------
Houston Light & Power Capital Trust II, Series B, 8.257%,
 2/1/2037 ...............................................     6,500,000     5,931,250
Niagara Mohawk Power Corp., 6.625%, 7/1/2005 ............     7,250,000     6,855,673
Public Service Co. of Colorado, 6%, 4/15/2003 ...........    10,000,000     9,566,200
                                                                           35,362,911
--------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $413,029,680)                                 395,026,328
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Other 2.1%
--------------------------------------------------------------------------------------
Riverside Loan Trust I, 7.438%, 7/16/2008
 (Cost $15,000,000) .....................................    15,000,000    14,201,340
--------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $719,027,821) (a)               678,727,310
--------------------------------------------------------------------------------------

*    Repurchase   agreements  are  fully  collateralized  by  U.S.  Treasury  or
     Government agency securities.

(a) The cost for federal income tax purposes was $720,536,756. At January 31, 2000, net unrealized depreciation for all securities based on tax cost was $41,809,446. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,203,644 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,013,090.

     Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets.
     Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $719,027,821) .   $ 678,727,310
Cash ....................................................      14,523,657
Recievable for investment sold ..........................      25,186,265
Interest receivable .....................................      11,997,631
Receivable for Fund shares sold .........................         459,953
Other assets ............................................             172
                                                            -------------
Total assets ............................................     730,894,988

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .......................      39,250,267
Payable for Fund shares redeemed ........................       1,664,598
Accrued management fee ..................................         561,433
Other accrued expenses and payables .....................       1,563,398
                                                            -------------
Total liabilities .......................................      43,039,696
Net assets, at value ....................................   $ 687,855,292

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................       4,507,458
Net unrealized appreciation (depreciation) on investments     (40,300,511)
Accumulated net realized gain (loss) ....................     (22,338,352)
Paid-in capital .........................................     745,986,697
Net assets, at value ....................................   $ 687,855,292

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share
 ($687,855,292 / 56,322,200 outstanding shares of
 beneficial interest, $.01 par value, unlimited number
 of shares authorized) ..................................  $        12.21


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended January 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Interest ......................................................   $ 53,846,326
                                                                  ------------
Total income ..................................................     53,846,326
                                                                  ------------
Expenses:
Management fee ................................................      4,519,304
Services to shareholders ......................................      5,840,776
Custodian and accounting fees .................................        129,635
Trustees' fees and expenses ...................................         40,678
Reports to shareholders .......................................        177,629
Auditing ......................................................         52,651
Legal .........................................................         18,860
Registration fees .............................................         44,817
Other .........................................................         25,728
                                                                  ------------
Total expenses before reductions ..............................     10,850,078
Expense reductions ............................................     (3,684,637)
                                                                  ------------
Total expenses after expense reductions .......................      7,165,441
--------------------------------------------------------------------------------
Net investment income                                               46,680,885
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investment transactions .........    (19,415,171)
Net unrealized appreciation (depreciation) during the period on
 investments ..................................................    (47,271,570)
--------------------------------------------------------------------------------
Net gain (loss) on investments                                     (66,686,741)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(20,005,856)
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.


-------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------

                                                         One Month
                                        Year Ended         Ended          Year Ended
Increase (Decrease) in Net              January 31,      January 31,     December 31,
Assets                                    2000             1999               1998
-------------------------------------------------------------------------------------
Operations:
Net investment income ...........   $  46,680,885    $   4,044,321    $  45,678,014
Net realized gain (loss) from
 investment transactions ........     (19,415,171)      (1,400,330)      14,304,429
Net unrealized appreciation
 (depreciation) on investment
 transactions during the period .     (47,271,570)       4,596,618      (15,559,064)
                                    -------------    -------------    -------------
Net increase (decrease) in net
 assets resulting from
 operations .....................     (20,005,856)       7,240,609       44,423,379
                                    -------------    -------------    -------------
Distributions to shareholders:
From net investment income ......     (47,341,068)              --      (44,503,457)
                                    -------------    -------------    -------------
From net realized gains .........              --               --      (14,183,125)
                                    -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold .......     215,739,482       33,147,329      334,489,016
Reinvestment of distributions ...      42,701,249            1,359       53,731,519
Cost of shares redeemed .........    (288,967,370)     (60,589,752)    (263,283,739)
                                    -------------    -------------    -------------
Net increase (decrease) in net
 assets from Fund share
 transactions ...................     (30,526,639)     (27,441,064)     124,936,796
                                    -------------    -------------    -------------
Increase (decrease) in net assets     (97,873,563)     (20,200,455)     110,673,593
Net assets at beginning of period     785,728,855      805,929,310      695,255,717
Net assets at end of period
 (including undistributed net
 investment income of $4,507,458,
 $5,049,957, and $1,022,643,        -------------    -------------    -------------
 respectively) ..................   $ 687,855,292    $ 785,728,855    $ 805,929,310
                                    -------------    -------------    -------------
Other Information
-------------------------------------------------------------------------------------
Shares outstanding at beginning
 of period ......................      58,833,586       60,884,669       51,662,855
                                    -------------    -------------    -------------
Shares sold .....................      16,928,791        2,505,854       24,661,783
Shares issued to shareholders in
 reinvestment of distributions ..       3,397,003              107        4,016,366
Shares redeemed .................     (22,837,180)      (4,557,044)     (19,456,335)
                                    -------------    -------------    -------------
Net increase (decrease) in Fund
shares ..........................      (2,511,386)      (2,051,083)       9,221,814
Shares outstanding at end of        -------------    -------------    -------------
period ..........................      56,322,200       58,833,586       60,884,669
                                    -------------    -------------    -------------

                                       22


Financial Highlights
------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                           2000(b)   1999(c)   1998(d)   1997(d)   1996(d)  1995(d)
------------------------------------------------------------------------------------
Net asset value,
beginning of period      $13.36    $13.24    $13.46    $13.15    $13.61   $12.32
------------------------------------------------------------------------------------
Income from investment
operations:
------------------------------------------------------------------------------------
 Net investment income (a)  .79       .07       .81       .80       .80      .83
------------------------------------------------------------------------------------
 Net realized and
 unrealized gain (loss)
 on investment
 transactions             (1.13)      .05       .00(e)    .31      (.36)    1.41
------------------------------------------------------------------------------------
 Total from investment
 operations                (.34)      .12       .81      1.11       .44     2.24
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
 Net investment income     (.81)       --      (.79)     (.79)     (.81)    (.92)
------------------------------------------------------------------------------------
 Net realized gains on
 investment transactions     --        --      (.24)     (.01)     (.09)    (.03)
------------------------------------------------------------------------------------
 Total distributions       (.81)       --     (1.03)     (.80)     (.90)    (.95)
------------------------------------------------------------------------------------
Net asset value, end
of period                $12.21    $13.36    $13.24    $13.46    $13.15    13.61
------------------------------------------------------------------------------------
Total Return (%)          (2.61)(f)   .91**(f) 6.11(f)   8.66      3.41    18.54
------------------------------------------------------------------------------------

Ratios to Average Net assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of
period ($ millions)         688       786       806       695       579      578
------------------------------------------------------------------------------------
Ratio of expenses
before expense
reductions (%)             1.44      1.50*     1.33      1.18       .98      .99
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)      .95       .95*      .99      1.18       .98      .99
------------------------------------------------------------------------------------
Ratio of net investment
income (%)                 6.19      5.85*     5.98      6.00      6.01     6.35
------------------------------------------------------------------------------------
Portfolio turnover rate (%)  81        21**     126        62        67      128

(a)  Based on monthly average shares outstanding during the period.

(b)  For the year ended January 31, 2000.

(c) For the one month ended January 31, 1999. On August 10, 1998, the Trustees of the Fund changed the fiscal year end from to January 31 from December 31.

(d)  For the year ended December 31.

(e)  Amount is less than one half of $.01.

(f)  Total returns would have been lower had certain expenses not been reduced.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Massachusetts business trust.

On August 10, 1998, the Trustees of the Fund changed the fiscal year end from December 31 to January 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $8,539,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($2,659,000) and January 31, 2008 ($5,880,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 1999 through January 31, 2000 the Fund incurred approximately $12,266,000 of net capital realized losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2001.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended January 31, 2000, purchases and sales of investment securities (excluding short-term investments and direct U.S. Government Obligations) aggregated $286,197,422 and $316,110,405, respectively.

Purchases and sales of direct U.S. Government obligations aggregated $296,971,456 and $300,956,146, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.65% on the first $200,000,000 of average daily net assets, 0.60% on the next $300,000,000 of such net assets, and 0.55% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Effective March 2, 1998, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.95% of average daily net assets until April 30, 2000. Accordingly, for the year ended January 31, 2000, the Adviser did not impose a portion of its management fee aggregating $3,641,318 and the amount imposed aggregated $877,986, which was equivalent to an annualized effective rate of 0.12% of the Fund's average daily net assets. In addition, during the year ended January 31, 2000, the Adviser reimbursed the Fund $1,085,037 for losses incurred in connection with portfolio securities trading.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended January 31, 2000, the amount charged to the Fund by SSC aggregated $778,602, of which $189,257 is unpaid at January 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended January 31, 2000, the amount charged to the Fund by STC aggregated $3,448,200, of which $842,203 is unpaid at January 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended January 31, 2000, the amount charged to the Fund by SFAC aggregated $93,994, of which $8,030 is unpaid at January 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended January 31, 2000 the Special Servicing Agreement expense charged to the Fund amounted to $1,118,801.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended January 31, 2000, Trustees' fees and expenses aggregated $40,678.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended January 31, 2000, the Fund's custodian and transfer agent fees were reduced by $23,639 and $19,680, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Income Fund (the "Fund") at January 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
March 17, 2000

Tax Information
--------------------------------------------------------------------------------
                                                                January 31, 2000

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------
Lynn S. Birdsong*                           Kelly D. Babson*
   o  President and Trustee                    o  Vice President

Henry P. Becton, Jr.                        Robert S. Cessine*
   o  Trustee; President and General           o  Vice President
      Manager, WGBH Educational
      Foundation                            Gary A. Langbaum*
                                               o  Vice President
Dawn-Marie Driscoll
   o  Trustee; President, Driscoll          Ann M. McCreary*
      Associates; Executive Fellow,            o  Vice President
      Center for Business
      Ethics, Bentley                       Robert C. Peck*
      College                                  o  Vice President

Peter B. Freeman                            John Millette*
   o  Trustee; Corporate Director and          o  Vice President and Secretary
      Trustee
                                            John R. Hebble*
George M. Lovejoy, Jr.                         o  Treasurer
   o  Trustee; President and Director,
      Fifty Associates                      Caroline Pearson*
                                               o  Assistant Secretary
Wesley W. Marple, Jr.
   o  Trustee; Professor of Business        *Scudder Kemper Investments, Inc.
      Administration, Northeastern
      University, College of Business
      Administration

Kathryn L. Quirk*
   o  Trustee; Vice President and
      Assistant Secretary

Jean C. Tempel
   o  Trustee; Venture Partner,
      Internet Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


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Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

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Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

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Notes
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Notes
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Notes
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Notes
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Notes
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About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER INVESTMENTS (SM)
[SCUDDER LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial
Services Group